UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 24, 2013
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(b)           On September 24, 2013, Rand Logistics, Inc. (the “Company”) held its Annual Meeting of Stockholders.

At its annual meeting, stockholders voted to re-elect directors Scott Bravener and Michael D. Lundin to the Company’s Board of Directors. Messrs. Bravener and Lundin will each serve as Class I Directors for a three year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2016 or until their respective successors shall have been elected and shall qualify. Stockholders also voted to approve, on a non-binding, advisory basis, a resolution approving the compensation of the Company’s named executive officers and voted, on a non-binding, advisory basis, to hold an advisory stockholder vote on the compensation of the Company’s Named Executive Officers each year.  Additionally, stockholders ratified the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2014. The results of voting on the matters submitted to the stockholders are as follows:

Proposal 1.  Election of Class I Directors, Scott Bravener and Michael D. Lundin:

Name	For	Withheld	Broker Non-Votes
Scott Bravener	12,748,477	1,427,534	4,288,851
Michael D. Lundin	14,147,296	28,715	4,288,851

Proposal 2.    A non-binding, advisory resolution approving the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
9,705,708	4,439,803	30,500	4,288,851

Proposal 3.    A non-binding, advisory vote of the frequency (every one, two or three years) of the future non-binding, advisory votes of stockholders on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
13,586,863	312,717	172,131	104,300	4,288,851

Proposal 4.    Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year:

For	Against	Abstain
18,456,562	6,300	2,000

(d)           In light of the vote in favor of holding the non-binding, advisory vote on the compensation of the Company’s executive officers on an annual basis and the recommendation of the Company’s Board of Directors that such vote occur annually, the Board determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers, which shall occur no later than the annual meeting of the Company’s stockholders to be held in 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: September 26, 2013	By:	/s/ Joseph W. McHugh, Jr.
Name: Joseph W. McHugh, Jr.
Title: Chief Financial Officer